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                                                                   Exhibit 10.3


                               FIFTH AMENDMENT TO
                                 LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AGREEMENT made and entered into as of this 18th day of October, 1996, ("this Fifth Amendment"), by and between SHOLODGE, INC., a Tennessee corporation ("Borrower"); SHONEY'S INN OF LEBANON, INC., a Tennessee corporation; SHONEY'S INN, INC., a Tennessee corporation; NASHVILLE AIR ASSOCIATES, INC., a Tennessee corporation; MOORE AND ASSOCIATES, INC., a Tennessee corporation; SUNSHINE INNS, INC. (successor by change of name to PenTal Inns, Inc. and successor by merger to Tampa Inn, Inc.), a Tennessee corporation; LAFLA INN, INC., a Tennessee corporation; SOUTHEAST TEXAS INNS, INC., a Tennessee corporation; DELAWARE INNS, INC., a Tennessee corporation; ALABAMA LODGING CORPORATION (successor by change of name to Birmingham Inn, Inc.), a Tennessee corporation; CAROLINA INNS, INC., a Tennessee corporation; MIDWEST INNS, INC., a Tennessee corporation; FAR WEST INNS, INC., a Tennessee corporation; SHONEY'S INN OF BATON ROUGE, a Tennessee general partnership; and FRONT RANGE SUITES, INC., a Tennessee corporation (individually and collectively "Co-Obligors"); and FIRST UNION NATIONAL BANK OF TENNESSEE, a national banking corporation ("Lender").

                                    RECITALS

         WHEREAS, Borrower and Lender entered into that certain Loan Agreement dated January 7, 1994 ("the Loan Agreement"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower and Lender entered into that certain First Amendment to Loan Agreement dated March 21, 1994 ("the First Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Second Amendment to Loan Agreement dated June 20, 1994 ("the Second Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Third Amendment to Loan Agreement dated August 17, 1995 ("the Third Amendment"), the terms of which are incorporated herein by this reference;


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         WHEREAS, Borrower, Lender, and certain of Co-Obligors entered into that certain Fourth Amendment to Loan Agreement dated November 14, 1995 ("the Fourth Amendment"), the terms of which are incorporated herein by this reference;

         WHEREAS, Co-Obligors are Subsidiaries (as defined in the Loan Agreement) of Borrower and Co-Obligors have and will directly or indirectly benefit from extensions of credit made by Lender to Borrower;

         WHEREAS, Borrower and Co-Obligors have requested that Lender consent to a series of Twenty Five Million to Fifty Million Dollar ($25,000,000 - $50,000,000) offerings of retail debt from a shelf registration in the maximum aggregate amount of One Hundred Twenty Five Million Dollars ($125,000,000), which is to be structured as senior subordinated unsecured Indebtedness, which is prohibited under the terms of the Loan Agreement, as amended;

         WHEREAS, in order to induce Lender to consent to the above described issuance of senior unsecured subordinated Indebtedness and amend the Loan Agreement, as amended, as outlined in this Fifth Amendment, Borrower and Co-Obligors have made certain representations to Lender; and

         WHEREAS, Lender, in reliance on representations and inducements of Borrower and Co-Obligors, has agreed to further amend the Loan Agreement as outlined in this Fifth Amendment.

         NOW, THEREFORE, for and in consideration of the agreement of Lender to amend the Loan Agreement as set out in this Fifth Amendment, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, relying on the representations and warranties contained in the Loan Agreement, as amended, agrees to further amend the Loan Agreement as follows:

         1. Definitions. All terms used herein will be further defined in the Loan Agreement, as amended. The defined terms
"Fixed Charge Coverage Ratio," "Obligations," "Pro Forma Debt
Service," and "Solvent" will be deleted in their entirety and the following will be substituted in lieu thereof:



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                  "Fixed Charge Coverage Ratio" will mean the quotient obtained by dividing (a) the sum of net after tax income, net interest, depreciation, amortization, and net rental expenses, by (b) the sum of net interest, net rents, the current maturities of long term Indebtedness (including any indebtedness of any consolidated Affiliate), and capitalized leases.

                  "Obligations" will mean and include the Note and all loans, advances, Indebtedness, liabilities, obligations, covenants, and duties owing by Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, or other instrument, arising under this Agreement or under the Note whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, lease, guaranty, indemnification, or in any other manner, whether direct or indirect, absolute or contingent, due or to become due, including without limitation, all interest, charges, expenses, fees, attorneys' fees, and any other sums chargeable to Borrower under this Agreement or any of the other Loan Documents.

                  "Pro Forma Debt Service" will mean the sum of current principal maturities of long term Indebtedness and capitalized leases plus assumed amortization of the average principal of all outstanding revolving credit and line of credit facilities based on a seven (7) year amortization.

                  "Solvent" will mean, as to any Person, that such Person has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay any of its Indebtedness, or indebtedness, as applicable, as it matures and owns property having a value, at fair market value, greater than the amount required to pay its Indebtedness, or indebtedness, as applicable.

         Section 1 of the Loan Agreement is hereby amended to include the following additional defined terms:



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                  "Funded Debt" will mean all Indebtedness evidenced by any
         promissory note or other debenture, and obligations or liabilities created or arising under any lease if capitalized for General Accepted Accounting Principles.

                  "Total Capitalization" will mean Funded Debt of Borrower plus Tangible Net Worth of Borrower, on a consolidated basis.

         2. Borrower's Representations and Warranties. Section 3.5 of the Loan Agreement, as amended, is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  3.5 Financial Condition. The financial statements of Borrower dated July 14, 1996, ("the Financial Statements") which have been delivered to Lender present fairly the financial condition of Borrower as of the date or dates thereof and are true and correct in all material respects, have been prepared in accordance with Generally Accepted Accounting Principles consistently applied, and present fairly the financial condition of Borrower at the date(s) or for the period or periods therein stated. No material adverse change has occurred in the financial condition of Borrower since the date(s) thereof and no additional borrowings have been made since the date thereof, except as disclosed in writing to Lender, or otherwise allowed under the provisions of this Agreement.

         Section 3.21 of the Loan Agreement, as amended, (including Exhibit C referenced therein and attached to the Loan Agreement, as amended) is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  3.21 Subsidiaries. Attached as Exhibit C is a correct and complete list as of the date of the Fifth Amendment of all Subsidiaries of Borrower showing, as to each Subsidiary, its name, the type of entity, the jurisdiction of its incorporation, or organization, and the ownership of the capital stock or partnership interest of such Subsidiary owned by Borrower.



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         3. Borrower's Covenants and Agreements. The last sentence of Paragraph
(a) of Section 4.2 of the Loan Agreement, as amended, and the last sentence of Paragraph (b) of Section 4.2 of the Loan Agreement, as amended, are hereby deleted in their entirety and the following is substituted in lieu thereof:

                  The failure of Borrower to keep, observe, perform, or fulfill any financial covenant set out in Sections 4.7, 4.8, 4.18, 4.19, 4.20, 4.21, 4.22, 4.24, 4.26, or 4.27 will be a material failure of Borrower to perform.

         Sections 4.7 and 4.8 of the Loan Agreement, as amended, are hereby deleted in their entirety and the following is substituted in lieu thereof:

                  4.7 Indebtedness. Without the express prior written consent of Lender, except for: (i) additional subordinated unsecured Indebtedness not in excess of Fifty Seven Million Five Hundred Thousand Dollars ($57,500,000), in the aggregate (Fifty Four Million Dollars ($54,000,000) of which has been incurred as of the date of the Fifth Amendment); (ii) additional senior subordinated unsecured Indebtedness not in excess of One Hundred Twenty Five Million Dollars ($125,000,000), in the aggregate; provided, that, Borrower will allow Lender an opportunity to review the Form S-3 Registration Statement, and any supplements or amendments thereto, related to this Indebtedness prior to closing and will deliver a draft of this documentation to Lender on October 18, 1996, and will deliver any revisions thereto to Lender no later than one (1) day following the filing of same with the Securities and Exchange Commission; (iii) additional unsecured Indebtedness not in excess of Three Million Five Hundred Thousand Dollars ($3,500,000) to the Bank of Nashville and pursuant to terms and conditions no more restrictive than the terms and conditions of the Loan (One Million Five Hundred Thousand Dollars ($1,500,000) of which has been incurred as of the date of the Fifth Amendment); (iv) additional acquisition Indebtedness that is secured by the assets purchased and is not in excess of the lesser of Five Million Dollars ($5,000,000), in the aggregate, or seventy five percent (75%) of the total aggregate purchase price; and (v)



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         additional acquisition Indebtedness incurred to acquire the furniture, fixtures, equipment, and other personal property located in any hotel owned by Borrower, or any Subsidiary of Borrower, Borrower will not, during the term of the Loan, create, incur, assume, or permit to exist (except as otherwise allowed by the Loan Agreement) any Indebtedness for borrowed money of any description whatsoever (excluding: (a) the Obligations; (b) the endorsement of negotiable instruments payable to Borrower, or any consolidated Affiliate of Borrower, for deposit or collection in the ordinary course of business; and (c) long term (a maturity of more than one (1) year) mortgage loans the proceeds of which are used to repay the Loan, or any portion thereof. The following will not be considered Indebtedness for purposes of the calculations in this Section 4.7: (x) any additional Indebtedness incurred by Borrower pursuant to advances made under a credit facility or line of credit in existence on July 14, 1996, and shown on the Financial Statements or otherwise disclosed in writing to Lender; (y) any refinancing of any existing Indebtedness, or any Indebtedness that is permitted under the Loan Agreement (so long as the refinanced amount does not increase and the terms of any refinancing do not otherwise violate the terms of the Loan Agreement); and (z) Indebtedness incurred by Borrower pursuant to advances made under a credit facility or line of credit in existence on the date of the Fifth Amendment with First American National Bank (so long as the outstanding maximum principal amount does not exceed Ten Million Dollars ($10,000,000) and/or First Tennessee Bank National Association (so long as the maximum principal amount does not exceed Five Million Dollars ($5,000,000)). The total amount of all obligations guaranteed in accordance with Section 4.8 of the Loan Agreement will not be deemed "Indebtedness" for purposes of making the calculations in this
         Section 4.7.

                  4.8 Guaranties; Loans; Investments. Borrower will not guarantee or be liable in any manner, whether directly or indirectly, or make itself liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement for the obligations or indebtedness of any Person or Persons



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         whomsoever, except for: (i) the endorsement of negotiable instruments payable to Borrower for deposit or collection in the ordinary course of business; (ii) guaranties of the obligations of Affiliates that are included in Borrower's consolidated Financial Statements; and (iii) long term (a maturity of more than one (1) year) mortgage loans the proceeds of which are used to repay the Loan, or any portion thereof. Borrower may also guarantee the obligations of Persons who are not Affiliates, provided that such guaranties are in the ordinary course of business, are reasonably necessary to promote some portion of Borrower's business or the business of its Affiliates and do not exceed, in the aggregate, the amount of Four Million Dollars ($4,000,000) at any one time. The total amount of all of the obligations so guaranteed will not be deemed "Indebtedness" for purposes of making the calculations in Section 4.7. Guaranties of any obligations which are merely refinances of existing obligations (so long as the refinanced amount does not increase) will not be prohibited by this Section 4.8. Borrower will not make any loan, advance, or extension of credit to any Person who is not an Affiliate in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate (other than a loan in the original principal amount of Eight Hundred Forty Seven Thousand Eight Hundred Ninety Seven Dollars ($847,897) from Borrower to Don Knight).

         Section 4.9 of the Loan Agreement, as amended, (including Exhibit D referenced therein and attached to the Loan Agreement, as amended) is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  4.9 Subsidiaries as Co-Obligors. All Subsidiaries of Borrower of which Borrower and/or its Subsidiaries own more than seventy five percent (75%) of the outstanding voting stock or partnership interest, with the exception of Shoney's Inns Group IV, Inc.; Two Seventeen, Inc.; MOBAT, Inc.; MURJAC, Inc.; Security Financial Corporation; Airport Inn, Inc.; ShoLodge Franchise Systems, Inc.; Clearwater Inn, Inc.; Inn Partners, Inc.; Virginia Inns, Inc. (successor by change of name to Richmond Inn, Inc.); Desert Inns, Inc. (successor by



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         change of name to CFO, Inc.); ShoLodge Beverage Corporation; and all general partnerships, limited partnership, and joint ventures in existence on the date of the Second Amendment (other than Shoney's Inn of Baton Rouge), will be co-obligors of the Obligations. Borrower and Co-Obligors represent and warrant that as of the date of the Fifth Amendment, these Subsidiaries are as shown on Exhibit D.

         Section 4.18 of the Loan Agreement, as amended, is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  4.18 Capital Expenditures. Except in the normal course of business, consistent with past practice, Borrower will not incur any capital expenditures without the consent of Lender other than capital expenditures of no more than Five Million Dollars ($5,000,000) in the aggregate for the acquisition, construction, furnishing, and equipping of new office facilities of Borrower in Hendersonville, Tennessee. For purposes of this covenant, capital expenditures will be computed in accordance with Generally Accepted Accounting Principles.

         Section 4.19 of the Loan Agreement, as amended, is hereby deleted in its entirety and the following is substituted in lieu thereof:

                  4.19 Current Ratio. Borrower will at all times maintain, on a consolidated basis, a ratio of Current Assets to Current Liabilities not less than 0 to 1.0, computed quarterly. Provided, however, that for purposes of computing this ratio for the quarter ending July 9, 1995, and for each quarter thereafter through the Maturity Date, all outstanding Indebtedness of Borrower under existing revolving credit and line of credit facilities with Lender, First American National Bank, The Bank of Nashville, and First Tennessee Bank National Association will be excluded from "Current Liabilities."

         Section 4.21 of the Loan Agreement, as amended, is hereby deleted in its entirety and the following is substituted in lieu thereof:



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                  4.21 Funded Debt to Total Capitalization Ratio.
         Borrower will at all times maintain, on a consolidated basis, a ratio of Funded Debt to Total Capitalization equal to or less than .7 to 1.0.

         The following Section 4.27 is hereby added to the Loan Agreement, as amended:

                  4.27 Indebtedness to Tangible Net Worth Ratio. Borrower will at all times maintain, on a consolidated basis, a ratio of Indebtedness (including any indebtedness of any consolidated Affiliate), excluding the senior subordinated unsecured Indebtedness permitted under Items (i) and (ii) of Section 4.7, to Tangible Net Worth of less than 0.75 to 1.0.

         3. Conditions Precedent. Notwithstanding any other provisions of this Fifth Amendment, it is understood and agreed that Lender will have no obligation to fund at any time unless and until the following conditions have been met and continue to be met, to the reasonable satisfaction of Lender and its counsel:

                  (a) Lender will have received such documents, instruments, and agreements, including, but not limited to, the Fifth Amendment and all modifications and/or amendments thereto, in form satisfactory to Lender, as Lender will reasonably request to evidence the agreement set out herein;

                  (b) A Certificate of Existence of Borrower and each of the Co-Obligors (other than Shoney's Inn of Baton Rouge) issued by the Secretary of State of Tennessee; and

                  (c) Opinion of counsel for Borrower and each of the Co-Obligors in form and substance satisfactory to Lender.

         4. Costs. Borrower agrees to pay all reasonable fees and costs incurred by Lender in connection with the preparation, execution, and delivery of all documentation reasonably required to evidence the agreement set out herein, including Lender's counsel fees.

         5. Continuing Representation and Warranty by Borrower and Co-Obligors. Borrower and Co-Obligors represent and warrant to


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Lender that all of the covenants, agreements, representations, and warranties made by Borrower and Co-Obligors in the Loan Agreement, as amended, in any writing delivered pursuant to the Loan Agreement, as amended, and in this Fifth Amendment, are true and correct, and have been fully complied with, in all material respects, as of such date.

         6. Continuing Effect. Except as specifically set forth in this Fifth Amendment, the Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment, and all of the Loan Documents remain in full force and effect as originally written.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

                                        LENDER:

                                        First Union National Bank of
                                        Tennessee

                                        By: /s/ Orville W. Kronk
                                            ------------------------------
                                            Orville W. Kronk
                                            Vice President


                                        BORROWER:

                                        ShoLodge, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        CO-OBLIGORS:

                                        Shoney's Inn of Lebanon, Inc.

                                        By: /s/ Leon Moore
                                            ------------------------------



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                                        Leon Moore, President

                                        Shoney's Inn, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Nashville Air Associates, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Moore and Associates, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Sunshine Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        LAFLA Inn, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Southeast Texas Inns, Inc.

                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


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                                        Delaware Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Alabama Lodging Corporation


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Carolina Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Midwest Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


                                        Far West Inns, Inc.


                                        By: /s/ Leon Moore
                                            ------------------------------
                                            Leon Moore, President


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                                        Shoney's Inn of Baton Rouge

                                        By:      Two Seventeen, Inc.
                                                 General Partner

                                                 By: /s/ Leon Moore
                                                     --------------------------
                                                 Its: President
                                                      -------------------------
                                        By:      Inn Partners, Inc.
                                                 General Partner

                                                 By: /s/ Leon Moore
                                                     --------------------------
                                                 Its: President
                                                      -------------------------

                                        Front Range Suites, Inc.

                                        By: /s/ Leon Moore
                                            -----------------------------------
                                            Leon Moore, President